                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 19, 1997
                                                          ---------------


                           REPUBLIC INDUSTRIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 0-9787                                        73-1105145
                 ------                                        ----------
              (Commission                                    (IRS Employer
              File Number)                                 Identification No.)


      450 East Las Olas Boulevard
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 713-5200
                                                          --------------


                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

REPORTING OF CERTAIN FINANCIAL AND OTHER INFORMATION FOR REGISTRATION AND OTHER PURPOSES

The Registrant is filing herewith audited consolidated financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations which have been restated for the acquisitions of The Pierce Corporation, Flemington Car and Truck Country and certain related dealerships, Spirit Rent-A-Car, Inc., and subsidiary, Chesrown Automotive Group, Bledsoe Dodge, Inc., National Car Rental System, Inc., Maroone Automotive Group, Wallace Automotive Group, Taormina Industries, Inc. and Carlisle Motors, Inc. all of which the Company acquired during the six months ended June 30, 1997 and have been accounted for under the pooling of interests method of accounting. Such financial information is attached hereto as Exhibit 99 and incorporated herein by reference. Exhibit 99 is hereby incorporated by reference into the Registrant's Registration Statements on Form S-3, file numbers 33-61649, 33-62489, 33-63735, 33-65289, 333-01757, 333-04269, 333-08479, 333-18009,
333-20667, 333-23415 and 33-29217; on Form S-4, file number 333-17915; and on
Form S-8, file numbers 33-93742, 333-07623, 333-19453 and 333-20669.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


   (c)  Exhibits.

        The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC INDUSTRIES, INC.



                                  By: /s/ Michael S. Karsner
                                     ----------------------------------
                                          Michael S. Karsner
                                          Senior Vice President
                                          and Chief Financial Officer

Date:  August 19, 1997
       ----------------
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                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX



     Number and
Description of Exhibit
----------------------
       1.       None

       2.       None

       3.       None

       4.       None

       15.      None

       16.      None

       17.      None

       21.      None

       23.1     Consent of Arthur Andersen LLP

       24.      None

       27.1 Financial Data Schedule for the Year Ended December 31, 1996 (Restated) (for SEC use only)

       27.2 Financial Data Schedule for the Year Ended December 31, 1995 (Restated) (for SEC use only)

       99.      Financial Information